COLUMBIA OREGON MUNICIPAL BOND FUND, INC.
                                   (the "Fund")
                Supplement to Prospectuses dated January 1, 2005 and to the Statement of Additional Information dated January 1, 2005, as revised July 12, 2005

1. Effective October 10, 2005, Columbia Oregon Municipal Bond Fund will change its name to Columbia Oregon Intermediate Municipal Bond Fund; accordingly, all references throughout the prospectuses and Statement of Additional Information are changed as appropriate.

2. The first paragraph in the prospectus section THE FUND: PRINCIPAL INVESTMENT STRATEGIES is replaced in its entirety as follows:

Normally, the Fund will invest in Oregon municipal securities rated investment grade by a securities rating agency (rated BBB or higher by Standard and Poor's (S&P) or Baa or higher by Moody's Investors Services, Inc. (Moody's)), or, if unrated, determined by the Fund's investment advisor to be of equivalent quality. The Fund may also invest in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which is generally exempt from state income taxes. The Fund will maintain a dollar-weighted average effective maturity of 3 to 10 years.


                                                                October 7, 2005